Dated this 4th day of January 2013

**MR. PANG YIU KWONG**

**("Vendor")**

and

**ALMONDS KISSES LIMITED**

**("Purchaser")**

---

# AGREEMENT FOR SALE AND PURCHASE OF SHARES OF

# VANTAGE ADVISORY LIMITED

---

**THIS AGREEMENT** is made on the 4th day of January 2013.

**BETWEEN:**

(1) **MR. PANG YIU KWONG** sole shareholder of **VANTAGE ADVISORY LIMITED** with limited liability in Hong Kong, of Units 2611-13A, 26/F, 113 Argyle Street, Mongkok, Kowloon, Hong Kong (the **"Vendor"**)

(2) **ALMONDS KISSES LIMITED** a company incorporated with limited liability in Hong Kong and having its registered office at Units 2611-13A, 26/F, 113 Argyle Street, Mongkok, Kowloon, Hong Kong (the **"Purchaser"**)

The Vendor and the Purchaser are collectively referred to as "the Parties in this Agreement.

**WHEREAS:**

(A) The Companies are private limited company incorporated in Hong Kong, particulars of which are set out in Schedule 1.

(B) The Vendor is the beneficial owner of the Sale Share being the entire issued share capital of the Companies.

(C) The Vendor has agreed to sell, and the Purchaser has agreed to purchase, the Sale Share at the Sale Consideration and on the terms and subject to the terms and conditions of this Agreement.

**NOW IT IS HEREBY AGREED** as follows:

## 1. INTERPRETATION

1.1 References herein to clauses, the recital and schedules are to clauses and the recital in and schedules to this Agreement unless the context requires otherwise and the Schedules to this Agreement shall be deemed to form part of this Agreement.

1.2 Reference to this Agreement means this Agreement as amended or varied from time to time.

1.3 The heading is inserted for convenience only and shall not affect the construction of this Agreement.

1.4 Unless the context requires otherwise in this Agreement, words importing the singular include the plural and vice versa and words importing a gender or the neuter include both genders and the neuter.

1.5 The Expressions "Purchaser" and "vendor" shall, where the context permits, include their respective successors, personal representatives, executors, administrators and permitted assigns.

1.6 References to statutory provisions shall be construed as references to those provisions as amended or re-enacted or as their application is modified by other provisions (whether before or after the date hereof) from time to time and shall include any provisions of which they are re-enactments (whether with or without modification).

1.7 In this Agreement, the following words shall have the following meanings:

| | |
|---|---|
| "Accounting Date' | means the respective accounting dates of the Companies and the Subsidiary set out in Schedule 1; |
| "Account(s)" | means the Audited Accounts and Management Accounts; |
| "Applicable Accounting Principles" | means generally accepted accounting principles and practices in Hong Kong consistently applied and commonly adopted by companies carrying on business similar to that carried on by the Company; |
| "Audited Accounts' | means the audited accounts of the Companies and the Subsidiary for the accounting reference period ended on the Accounting Date comprising inter alia a balance sheet profit and loss account notes auditors' and directors' reports and a statement of source and application of funds; |
| "Business Day" | means a day (other than a Saturday) when banks are open for the transaction of normal banking business; |
| "Completion" | means completion of the sale and purchase of the Sale Share under this Agreement; |
| "Completion Date" | means a date as may be agreed in writing by parties hereto; |
| "Company" | means any or all of the companies; |

| | |
|---|---|
| "Companies" | means Vantage Advisory Limited all incorporated in Hong Kong with limited liability, particulars of which are set out in Schedule 1; |
| "Sale Consideration" | means the consideration for the Sale Shares payable by the Purchaser as set out in Clause 4.1; |
| "Sale Share" | means 100% issued capital of the Companies; |
| "Share(s)" | means share(s) of the Companies; |
| "Outsider" | means the person or corporation other than vendor. |

## 2. WARRANTIES AND UNDERTAKINGS

2.1 Vantage Advisory Limited warrants represents and undertakes to the purchaser as separate warranties representations and undertakings in relation to each of the Companies set out in Schedule 1 to the intent that such warranties representations and undertakings shall remain in full force and effect notwithstanding Completion.

2.2 For the avoidance of doubt the Warranties shall be separate and independent and save as expressly provided shall not be limited by reference to any other clause or anything in this Agreement or its Schedules.

2.3 The provisions of this clause shall be without prejudice to any right which the Purchaser may have to rescind this Agreement if the Purchaser discovers any material breach of any terms, conditions or Warranties prior to Completion.

2.4 The Purchaser shall have the right to rescind this Agreement by notice to the Vendor if prior to Completion:

(a) the Vendor is in breach of any of the Warranties or any other provision of this Agreement;
(b) it appears that any of the Warranties has become inaccurate or misleading; or
(c) any act or event occurs which had it occurred before the date of this Agreement would have constituted a breach of any of the Warranties.

**PROVIDED** that any such rescission or the failure of the Purchaser upon the occurrence of any such act or event or discovery of such circumstance to rescind this Agreement shall not extinguish any right to damages or other compensation to which the Purchaser be entitled in respect of such breach or the occurrence of such event.

2.5 The Warranties and Undertakings and the Vendor's obligations and liabilities thereunder shall be construed and take effect subject to Clause 4.1 hereof.

## 3. <u>SALE AND PURCHASE</u>

3.1 Subject to the terms of this Agreement, the Vendor shall sell, and the Purchaser replying on the Warranties shall purchase, the Sale Share free from all claims, liens, charges, equities and encumbrances and third party rights of any kind and together with all rights attaching thereto including the right to receive all dividends and distributions declared, made or paid after the Completion Date in consideration of the Sale Consideration.

3.2 Each of the Vendors waives any rights of pr-emption conferred on it by the articles of association of the Companies over the Sale Shares to be sold by the other Vendor.

3.3 The Purchaser shall not be obliged to complete the purchase of any of the Sale Share unless the purchase of all of the Sale Shares is completed simultaneously.

4. **SALE CONSIDERATION**

4.1 The Sale Consideration shall be the sum of HK$5,000.00 which shall be paid by the Purchaser in the following manner.

(a) upon Completion within 90 days, the Purchaser shall pay to PANG Yiu Kwong the sum of HK$5,000.00 the payment of the Sale Consideration; and

5. **SHARES BUY-BACK**

5.1 Within one year from the date of completion both Purchaser and Vendor can be:

(a) The Purchaser can sell the shares to vendor at par with two months notification.

(b) The Vendor can buy-back the shares from purchase at par with two months notification.

(c) The Purchaser cannot sell the shares to outsider.

6. **COMPLETION**

6.1 Completion shall take place at the office of Messrs. Yu Hung & Co at

Rooms 601-604, 6/F, Yu Sung Boon Building, 107-111 Des Voeux Road Central, Hong Kong on the Completion Date (or such other date, time or place as the Parties may mutually agree in writing)

6.2 At Completion, the Vendor shall deliver to the Purchaser:

(a) duly signed instrument(s) of transfer for the transfer of the sale Share to the Purchaser and/or its nominee(s); and
(b) share certificate(s) for the Sale Share.

6.3 At Completion, the Purchaser shall deliver;

(a) to Vendor a cheque in the sum of HK$5,000.00 being payment of the Sale Consideration under Clause 4.1(a).

6.4 Any stamp duty and registration fee, if any, payable on this Agreement, the transfer of the Sale Shares shall be borne by the Purchaser solely.

## 7. COSTS

7.1 Each party shall bear its own costs and disbursements including legal costs of and incidental to this Agreement (except stamp duty on the transfer of the Sale Share).

## 8. NOTICES

8.1 Each notice, demand or other communication given or made under this Agreement shall be in writing and delivered or sent to the relevant party at its address or fax number set out below:

**To the Vendor**

**VANTAGE ADVISORY LIMITED**

Address : Units 2611-13A, 26/F, 113 Argyle Street, Mongkok, Kowloon, Hong Kong.

Fax Number : 3590 8686

Attention : Mr. Pang Yiu Kwong

**To the Purchaser**

**ALMONDS KISSES LIMITED**

Address : Units 2611-13A, 26/F, 113 Argyle Street, Mongkok, Kowloon, Hong Kong.

Fax Number : 2374 0010

Attention : Ms. Tong Wing Shan, Michelle

Any notice, demand or other communication so addressed to the relevant party shall be deemed to have been delivered (a) if given or made by letter, when actually delivered to the relevant address, and (b) if given or made by fax, when dispatched.

## 9. GOVERNING LAW

9.1 This Agreement shall be governed by and construed in accordance with the laws of Hong Kong and the parties hereby irrevocable submit to the non-exclusive jurisdiction of the Hong Kong courts.

## 10. MISCELLANEOUS

10.1 No failure or delay by any party in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy. Without limiting the foregoing, no waiver by any party of any breach by another of any provision hereof shall be deemed to be a waiver of any subsequent breach of that or any other provision hereof. If any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.

10.2 This Agreement shall be binding upon and ensure for the benefit of the parties and their respective successors, but shall not be assignable.

10.3 This Agreement constitutes the whole agreement between the parties and it is expressly declared that no variations hereof shall be effective unless made in writing.

10.4 Any right of rescission conferred upon any party hereunder shall be in addition to and without prejudice to all other rights and remedies available to it.

10.5 The parties shall do and execute or procure to be done and executed all such further acts, deeds, things and documents as may be necessary to give effect to the terms of this Agreement.

10.6 Time shall in every respect be of the essence of this Agreement.

## Schedule 1 – Company I

## Particulars of VANTAGE ADVISORY LIMITED

| | | |
|---|---|---|
| Company Name | : Vantage Advisory Limited | |
| Company Number | : 1215674 | |
| Date of incorporation | : 6th March 2008 | |
| Registered Office | : Units 2611-13A, 26/F, 113 Argyle Street, Mongkok, Kowloon, Hong Kong | |
| Share Capital | : Authorized | Issued |
| | HK$10,000.00 divided into 10,000 ordinary shares of HK$1.00 each. | HK$5,000.00 divided into 5,000 ordinary shares of HK$1.00 each |
| Shareholder | : Pang Yiu Kwong | |
| Director | : Pang Yiu Kwong | |
| Secretary | : Chan Lai Chun | |
| Accounting Date | : 31st August | |

IN WITNESS whereof the parties hereto have set their respective hands the day and year first above written.

| | | |
|---|---|---|
| SIGNED by the Purchaser | ) | *For and on behalf of* ALMONDS KISSES LIMITED |
| | ) | |
| in the presence of :- | ) | ........................ *Authorized Signature(s)* |

| | | |
|---|---|---|
| | | *For and on behalf of* VANTAGE ADVISORY LIMITED |
| SIGNED by the vendor | ) | |
| | ) | ........................ *Authorized Signature(s)* |
| in the presence of :- | ) | |